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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

             United States                0-51000               22-3584037
             -------------                -------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------

         On March 16, 2005, Ocean Shore Holding Co. (the "Company") received notice from director Roy Gillian that he is retiring from the Boards of Directors of the Company, OC Financial MHC and Ocean City Home Bank effective as of April 20, 2005.

         The press release announcing the resignation is furnished as Exhibit 99.1.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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            YEAR
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         At a meeting held on March 16, 2005, the Board of Directors of the
Company amended Article III, Section 2 of the Company's bylaws to reduce the number of directors from eight to seven, effective April 20, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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(b)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press release dated March 16, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OCEAN SHORE HOLDING CO.




Date:  March 16, 2005                  By: /s/ Steven E. Brady
                                           -------------------------------------
                                           Steven E. Brady
                                           President and Chief Executive Officer